UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



 Date of Report (Date of earliest event reported):  May 19, 2003



                      HEMACARE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)



                           CALIFORNIA
         (State or other jurisdiction of incorporation)

           000-15223                       95-3280412
     (Commission File No.)      (IRS Employer Identification No.)



                       21101 Oxnard Street
                    Woodland Hills, CA 91367
      (Address of principal executive offices and Zip Code)



Registrant's telephone number, including area code: (818) 226-1968

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The text of a press release dated May 19, 2003, issued by HemaCare Corporation ("HemaCare") announcing the appointment of Wm. Andrew Heaton, MD and Terry Van Der Tuuk to its Board of
Directors is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


Exhibit
Number   Description
-------  -----------------------------------------------------

99.1     Press Release issued by HemaCare, dated May 19, 2003


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 19, 2003           HEMACARE CORPORATION

                             /s/ Judi Irving
                             --------------------------
                              Judi Irving,
                              Chief Executive Officer


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


                          EXHIBIT INDEX

Exhibit
Number    Description
-------   ----------------------------------------------------

99.1      Press Release issued by HemaCare, dated May 19, 2003



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